UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20321 Valencia Circle
Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On May 28, 2025, Liquidmetal Technologies, Inc. (the “Company”) appointed Professor Lugee Li, Chairman and Director of the Company, to serve as an officer and manager of Liquidmetal Asia Holdings Ltd., a wholly owned subsidiary of the Company (“LMAH”), effective immediately, with an annual salary of $260,000. As an officer and manager of LMAH, Professor Li will be responsible for the management and implementation of Asia business development and operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By: /s/ Tony Chung
Tony Chung,
Chief Executive Officer
(Principal Executive Officer)
Date: May 29, 2025